Rule 12b-1 Distribution Plan and Agreement
        LORD ABBETT GLOBAL FUND, INC. -- EQUITY SERIES -- CLASS A SHARES


                  RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, INC., a Maryland corporation (the "Fund"), on behalf of its EQUITY SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

                  WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

                  WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

                  NOW,  THEREFORE,  in consideration of the mutual covenants and
of  other  good  and  valuable   consideration,   receipt  of  which  is  hereby
acknowledged, it is agreed as follows:

                  1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (I) to sell Shares and (II) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

                  2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (A) finance any activity which is primarily intended to result in the sale of Shares and (B) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; PROVIDED that (I) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (II) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

                  3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (A) service fees and (B) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (I) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (II) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

                  4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

                  5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

                  6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

                  7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

                  8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

                  9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

                  10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 may be adopted by a vote of the Board of

Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

                  11. This Plan may be terminated at any time without the payment of any penalty (A) by the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (B) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

                  12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                            LORD ABBETT GLOBAL FUND, INC.



                                            By: /S/ KENNETH B. CUTLER
                                                  Vice President
ATTEST:

/S/ THOMAS F. KONOP
Assistant Secretary

                                            LORD ABBETT DISTRIBUTOR LLC


                                            By: LORD, ABBETT & CO.
                                                     Managing Member


                                            By: /S/ KENNETH B. CUTLER
                                                     A Partner

                  Rule 12b-1 Distribution Plan and Agreement
        LORD ABBETT GLOBAL FUND, INC. -- INCOME SERIES -- CLASS A SHARES


                  RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, INC., a Maryland corporation (the "Fund"), on behalf of its INCOME SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

                  WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

                  WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

                  NOW,  THEREFORE,  in consideration of the mutual covenants and
of  other  good  and  valuable   consideration,   receipt  of  which  is  hereby
acknowledged, it is agreed as follows:

                  1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (I) to sell Shares and (II) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

                  2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (A) finance any activity which is primarily intended to result in the sale of Shares and (B) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; PROVIDED that (I) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (II) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

                  3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (A) service fees and (B) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (I) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (II) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

                  4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

                  5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

                  6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

                  7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

                  8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

                  9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

                  10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 may be adopted by a vote of the Board of

Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

                  11. This Plan may be terminated at any time without the payment of any penalty (A) by the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (B) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

                  12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                            LORD ABBETT GLOBAL FUND, INC.



                                            By: /S/ KENNETH B. CUTLER
                                                     Vice President
ATTEST:

/S/ THOMAS F. KONOP
Asistant Secretary

                                            LORD ABBETT DISTRIBUTOR LLC



                                            By: LORD, ABBETT & CO.
                                                  Managing Member


                                            By: /S/ KENNETH B. CUTLER
                                                     A Partner

                   Rule 12b-1 Distribution Plan and Agreement
                          Lord Abbett Global Fund, Inc.
                                 Class B Shares

         RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, INC., a Maryland Corporation (the "Fund"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

         WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling shares of capital stock including the Fund's Class B shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof, and

         WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Fund may make certain payments to the Distributor (a) to help reimburse the Distributor for the payment of sales commissions to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and
(b) for use by the Distributor in rendering service to the Fund, including paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Shares as provided in paragraph 3 of this Plan, and

         WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of the Shares.

         NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

         1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of (a) sales commissions (particularly those paid or financed with payments received hereunder) and (b) service fees received hereunder in order to provide incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares, respectively. The Distributor may, from time to time, waive or defer payment of some fees payable at the time of the sale of Shares provided for under paragraph 2 hereof.

         2. Subject to possible reductions as provided below in this paragraph 2, the Fund periodically, as determined by the Fund's Board of Directors (in the manner contemplated in paragraph 11), shall pay to the Distributor fees (a) for services, at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding and (b) for distribution, at an annual rate not to exceed .75 of 1% of the average annual net asset value of Shares outstanding. Payments will be based on Shares outstanding during any such period. Shares outstanding include Shares issued for reinvested dividends and distributions. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Fund may pay the Distributor hereunder. Such determinations by the Board of Directors shall be made by votes of the kind referred to in paragraph 11 of this Plan. The service fees mentioned in this paragraph are for the purposes mentioned in clause (b) (ii) of paragraph 1 of this Plan and the distribution fees mentioned in this paragraph are for the purposes mentioned in clause (b) (i) of paragraph 1 of this Plan. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that
(x) the  payments  pursuant to this Plan shall be  consistent  with Article III,
Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees as the same may be in effect from time to time and (y) the Fund shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to shares sold by) such Authorized Institution and held in an account covered by an Agreement.

         3. The Distributor may use amounts received as distribution fees hereunder from the Fund to engage directly or indirectly in financing any activity which is primarily intended to result in the sale of Shares including, but not limited to: (a) paying and financing the payment of commissions or other payments relating to selling or servicing efforts and (b) paying interest, carrying, or any other financing charges on any unreimbursed distribution or other expense incurred in a prior fiscal year of the Fund whether or not such charges and unreimbursed distribution or other expense are determined to be a legal obligation of the Fund, in whole or in part, by the Fund's Board of Directors. The Fund's Board of Directors (in the manner contemplated in paragraph 11 of this Plan) shall approve the timing, categories and calculation of any payments under this paragraph 3.

         4.1. The Fund will pay each person which has acted as Distributor of Shares its Allocable Portion (as such term is defined in paragraphs 13.1 through 13.3) of the distribution fees with respect to Shares of the Fund in consideration of its services as principal underwriter for the Shares of the Fund. The distribution agreement pursuant to which a person acts or acted as principal underwriter of the Shares is referred to as the "Applicable Distribution Agreement". Such person shall be paid its Allocable Portion of such distribution fees notwithstanding such person's termination as Distributor of the Shares, such payments to be changed or terminated only (i) as required by a change in applicable law or a change in accounting policy adopted by the Investment Companies Committee of the AICPA and approved by FASB that results in a determination by the Fund's independent accountants that any sales charges in respect of such Fund, which are not contingent deferred sales charges and which are not yet due and payable, must be accounted for by such Fund as a liability in accordance with GAAP, each after the effective date of this Plan and restatement; (ii) if in the sole discretion of the Board of Directors, after due consideration of such factors as they considered relevant, including the transactions contemplated in any purchase and sale agreement entered into between the Fund's Distributor and any commission financing entity, the Board of Directors determines (in the manner contemplated in paragraph 12), in the exercise of its fiduciary duty, that this Plan and the payments thereunder must be changed or terminated, notwithstanding the effect this action might have on the Fund's ability to offer and sell Shares; or (iii) in connection with a Complete Termination of this Plan, it being understood that for this purpose a Complete Termination of this Plan occurs only if this Plan is terminated and the Fund has discontinued the distribution of Shares or other back-end load or substantially similar classes of shares; it being understood that such does not include Class C shares, I.E., those sold with a level load. The services rendered by a Distributor for which that Distributor is entitled to receive its Allocable Portion of the distribution fee shall be deemed to have been completed at the time of the initial purchase of the Shares (as defined in the Applicable Distribution Agreement) (whether of that Fund or another fund) taken into account in computing that Distributor's Allocable Portion of the distribution fee.

         4.2. The obligation of the Fund to pay the distribution fee shall terminate upon the termination of this Plan in accordance with the terms hereof.

         4.3. The right of a Distributor to receive payments hereunder may be transferred by that Distributor (but not the distribution agreement itself or that Distributor's obligations thereunder) in order to raise funds which may be useful or necessary to perform its duties as principal underwriter, and any such transfer shall be effective upon written notice from that Distributor to the Fund. In connection with the foregoing, the Fund is authorized to pay all or part of the distribution fee and/or contingent deferred sales charges with respect to Shares (upon the terms and conditions set forth in the then current Fund prospectus) directly to such transferee as directed by that Distributor.

         4.4. As long as this Plan is in effect, the Fund shall not change the manner in which the distribution fee is computed (except as may be required by a change in applicable law or a change in accounting policy adopted by the Investment Companies Committee of the AICPA and approved by FASB that results in a determination by the Fund's independent accountants that any distribution fees which are not yet due and payable, must be accounted for by such Fund as a liability in accordance with GAAP).

         5. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of fees which are to be paid by the Fund hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Fund pay such fees in the future.

         6. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Fund hereunder and shall provide to the Fund's Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made. Over the long-term the expenses incurred by the Distributor for engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of Shares are likely to be greater then the distribution fees receivable by the Distributor hereunder. Nevertheless, there exists the possibility that for a short-term period the Distributor may not have a sufficient amount of such expenses to warrant reimbursement by receipt of such distribution fees. Although the Distributor undertakes not to make a profit under this Plan, the Plan will be considered a compensation plan (i.e. distribution fees will be paid regardless of expenses incurred) in order to avoid the possibility of the Distributor not being able to receive such distribution fees because of a temporary timing difference between its incurring such expenses and the receipt of such distribution fees.

         7. Neither this Plan nor any other transaction between the Fund and the Distributor, or any successor or assignee thereof, pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as otherwise may be provided in the Act.

         8. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund or any of its shareholders, creditors, directors or officers; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Fund's shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

         9. This Plan shall become effective on the date hereof, and shall continue in effect for a period of more than one year from such date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

         10. This Plan may not be amended to increase materially the amount to be spent by the Fund hereunder without the vote of a majority of its outstanding voting securities and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment.

         11. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 10 of this Plan may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

         12. This Plan may be terminated at any time without the payment of any penalty by (a) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

         13.1. For purposes of this Plan, the Distributor's "Allocable Portion" of the distribution fee shall be 100% of such distribution fees unless or until the Fund uses a principal underwriter other than the Distributor. Thereafter the Allocable Portion shall be the portion of the distribution fee attributable to (i) Shares of the Fund sold by the Distributor before there is a new principal underwriter, plus (ii) Shares of the Fund issued in connection with the exchange of Shares of another Fund in the Lord, Abbett Family of Funds, plus (iii) Shares of the Fund issued in connection with the reinvestment of dividends and capital gains.

         13.2. The Distributor's Allocable Portion of the distribution fees and the contingent deferred sales charges arising with respect to Shares taken into account in computing the Distributor's Allocable Portion shall be limited under
Article III, Sections 26(b) and (d) or other applicable regulations of the National Association of Securities Dealers, Inc. (the "NASD") as if the Shares taken into account in computing the Distributor's Allocable Portion themselves constituted a separate class of shares of the Fund.

         13.3. The services rendered by the Distributor for which the Distributor is entitled to receive the Distributor's Allocable Portion of the distribution fees shall be deemed to have been completed at the time of the initial purchase of the Shares (or shares of another Fund in the Lord Abbett Family of Funds) taken into account in computing the Distributor's Allocable Portion. In addition, the Fund will pay to the Distributor any contingent deferred sales charges imposed on redemption of Shares (upon the terms and conditions set forth in the then current Fund prospectus) taken into account in computing the Distributor's Allocable Portion of the distribution fees. Notwithstanding anything to the contrary in this Plan, the Distributor shall be paid its Allocable Portion of the distribution fees regardless of the Distributor's termination as principal underwriter of the Shares of the Fund, or any termination of this Agreement other than in connection with a Complete Termination (as defined in paragraph 4.1) of the Plan as in effect on the date of execution of Distribution Agreement with the new Distributor. Except as provided in paragraph 4.1 and in the preceding sentence, the Fund's obligation to pay the distribution fees to the Distributor shall be absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Fund of its right separately to pursue any claims it may have against the Distributor and to enforce such claims against any assets of the Distributor (other than the assets represented by the Distributor's rights to be paid its Allocable Portion of the distribution fees and to be paid the contingent deferred sales charges).


         14. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meaning as those terms are defined in the Act.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                            LORD ABBETT GLOBAL FUND, INC.



                                                  By: /s/ Robert S. Dow
                                                     President


ATTEST:


/s/ Paul A. Hilstad
Assistant General Counsel

                                                     LORD ABBETT DISTRIBUTOR LLC



                                                     By: /s/ Kenneth B. Cutler
                                                              General Counsel

                   Rule 12b-1 Distribution Plan and Agreement
        Lord Abbett Global Fund, Inc. -- Equity Series -- Class C Shares




                  RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, Inc., a Maryland corporation (the "Fund"), on behalf of its EQUITY series (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class C shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof, and

                  WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor for payment to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and for use by the Distributor as provided in paragraph 3 of this Plan, and

                  WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

                  NOW,  THEREFORE,  in consideration of the mutual covenants and
of  other  good  and  valuable   consideration,   receipt  of  which  is  hereby
acknowledged, it is agreed as follows:

                  1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide incentives to such Authorized Institutions (I) to sell Shares and (II) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares. The Distributor may, from time to time, waive or defer payment of some fees payable at the time of the sale of Shares provided for under paragraph 2 hereof.

                  2. Subject to possible reduction as provided below in this paragraph 2, the Series shall pay to the Distributor fees (I) at the time of sale of Shares (A) for services, not to exceed .25 of 1% of the net asset value of the Shares sold and
(B) for distribution, not to exceed .75 of 1% of the net asset value of the Shares sold; and (II) at each quarter-end after the first anniversary of the sale of Shares (A) for services, at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding for one year or more and (B) for distribution, at an annual rate not to exceed .75 of 1% of the average annual net asset value of Shares outstanding for one year or more. For purposes of clause (ii) above, (A) Shares issued pursuant to an exchange for Class C shares of another series of the Fund or another Lord Abbett-sponsored fund (or for shares of a fund acquired by the Fund) will be credited with the time held from the initial purchase of such other shares when determining how long Shares mentioned in clause (ii) have been outstanding and (B) payments will be based on Shares outstanding during any such quarter. Sales in clause (i) above exclude Shares issued for reinvested dividends and distributions, and Shares outstanding in clause (ii) above include Shares issued for reinvested dividends and distributions which have been outstanding for one year or more. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Such determinations by the Board of Directors shall be made by votes of the kind referred to in paragraph 10 of this Plan. The service fees mentioned in this paragraph are for the purposes mentioned in clause (ii) of paragraph 1 of this Plan and the distribution fees mentioned in this paragraph are for the purposes mentioned in clause (i) of paragraph 1 and the second sentence of paragraph 3 of this Plan. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (X) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees as the same may be in effect from time to time and (Y) the Series shall not pay with respect to any Authorized Institution service fees equal to more than
 .25 of 1% of the average annual net asset value of Shares sold by (or attributable to shares sold by) such Authorized Institution and held in an account covered by an Agreement.

                  3. The Distributor may use amounts received as distribution fees hereunder from the Series to finance any activity which is primarily intended to result in the sale of Shares including, but not limited to, commissions or other payments relating to selling or servicing efforts. Without limiting the generality of the foregoing, the Distributor may apply up to 10 of the total basis points authorized by the Fund's Board of Directors designated as the distribution fee referred to in clause (ii)(b) of paragraph 2 to expenses incurred by the Distributor if such expenses are primarily intended to result in the sale of Shares. The Fund's Board of Directors (in the manner contemplated in paragraph 10 of this Plan) shall approve the timing, categories and calculation of any payments under this paragraph 3 other than those referred to in the foregoing sentence.

                  4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

                  5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

                  6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as otherwise may be provided in the Act.

                  7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

                  8. This Plan shall become effective on the date hereof, and shall continue in effect for a period of more than one year from such date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

                  9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder without the vote of a majority of its outstanding voting securities and each material amendment must be approved by a vote of the Board of

Directors of the Fund, including the vote of a majority of the directors who are not "in terested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment.

                  10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 of this Plan may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

                  11. This Plan may be terminated at any time without the payment of any penalty by (A) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, or (B) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

                  12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meaning as those terms are defined in the Act.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                             LORD ABBETT GLOBAL FUND, INC.


                                              By: /s/ Kenneth B. Cutler
                                                      Vice President




ATTEST:


/s/ Thomas F. Konop
Assistant Secretary



                                                LORD ABBETT DISTRIBUTOR LLC


                                                By: Lord, Abbett & Co.
                                                    Managing Member


                                                 By: /s/ Kenneth B. Cutler
                                                         A Partner

                   Rule 12b-1 Distribution Plan and Agreement
        Lord Abbett Global Fund, Inc. -- Income Series -- Class C Shares



                  RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, Inc., a Maryland corporation (the "Fund"), on behalf of its INCOME series (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class C shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof, and

                  WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor for payment to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and for use by the Distributor as provided in paragraph 3 of this Plan, and

                  WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

                  NOW,  THEREFORE,  in consideration of the mutual covenants and
of  other  good  and  valuable   consideration,   receipt  of  which  is  hereby
acknowledged, it is agreed as follows:

                  1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide incentives to such Authorized Institutions (I) to sell Shares and (II) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares. The Distributor may, from time to time, waive or defer payment of some fees payable at the time of the sale of Shares provided for under paragraph 2 hereof.

                  2. Subject to possible reduction as provided below in this paragraph 2, the Series shall pay to the Distributor fees (I) at the time of sale of Shares (A) for services, not to exceed .25 of 1% of the net asset value of the Shares sold and
(B) for distribution, not to exceed .75 of 1% of the net asset value of the Shares sold; and (II) at each quarter-end after the first anniversary of the sale of Shares (A) for services, at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding for one year or more and (B) for distribution, at an annual rate not to exceed .75 of 1% of the average annual net asset value of Shares outstanding for one year or more. For purposes of clause (ii) above, (A) Shares issued pursuant to an exchange for Class C shares of another series of the Fund or another Lord Abbett-sponsored fund (or for shares of a fund acquired by the Fund) will be credited with the time held from the initial purchase of such other shares when determining how long Shares mentioned in clause (ii) have been outstanding and (B) payments will be based on Shares outstanding during any such quarter. Sales in clause (i) above exclude Shares issued for reinvested dividends and distributions, and Shares outstanding in clause (ii) above include Shares issued for reinvested dividends and distributions which have been outstanding for one year or more. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Such determinations by the Board of Directors shall be made by votes of the kind referred to in paragraph 10 of this Plan. The service fees mentioned in this paragraph are for the purposes mentioned in clause (ii) of paragraph 1 of this Plan and the distribution fees mentioned in this paragraph are for the purposes mentioned in clause (i) of paragraph 1 and the second sentence of paragraph 3 of this Plan. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (X) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees as the same may be in effect from time to time and (Y) the Series shall not pay with respect to any Authorized Institution service fees equal to more than
 .25 of 1% of the average annual net asset value of Shares sold by (or attributable to shares sold by) such Authorized Institution and held in an account covered by an Agreement.

                  3. The Distributor may use amounts received as distribution fees hereunder from the Series to finance any activity which is primarily intended to result in the sale of Shares including, but not limited to, commissions or other payments relating to selling or servicing efforts. Without limiting the generality of the foregoing, the Distributor may apply up to 10 of the total basis points authorized by the Fund's Board of Directors designated as the distribution fee referred to in clause (ii)(b) of paragraph 2 to expenses incurred by the Distributor if such expenses are primarily intended to result in the sale of Shares. The Fund's Board of Directors (in the manner contemplated in paragraph 10 of this Plan) shall approve the timing, categories and calculation of any payments under this paragraph 3 other than those referred to in the foregoing sentence.

                  4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

                  5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

                  6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as otherwise may be provided in the Act.

                  7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

                  8. This Plan shall become effective on the date hereof, and shall continue in effect for a period of more than one year from such date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

                  9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder without the vote of a majority of its outstanding voting securities and each material amendment must be approved by a vote of the Board of

Directors of the Fund, including the vote of a majority of the directors who are not "in terested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment.

                  10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 of this Plan may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

                  11. This Plan may be terminated at any time without the payment of any penalty by (A) the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, or (B) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

                  12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meaning as those terms are defined in the Act.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                            LORD ABBETT GLOBAL FUND, INC.

                                            By:Kenneth B. Cutler
                                                 Vice President




ATTEST:


Thomas F. Konop
Assistant Secretary



                                               LORD ABBETT DISTRIBUTOR LLC


                                                 By: LORD, ABBETT & CO.
                                                     Managing Member

                                                 By: Kenneth B. Cutler
                                                        A Partner